SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 2002


                                  SCIENT, INC.
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                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


        DELAWARE                   333-68402                  58-2643480
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(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification No.)



                                 79 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003
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             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (212) 500-4900
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                         (REGISTRANT'S TELEPHONE NUMBER)



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ITEM 5.  OTHER EVENTS.

      On January 8, 2002, Scient, Inc. made a press release as attached hereto as Exhibit 99.1.


ITEM 7.  Exhibits.

(c)   Exhibits:

      99.1 Press Release dated January 8, 2002 ("Scient Announces Management Changes; Mucchetti Elected Vice-Chairman of the Board").



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


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Scient, Inc.



                                    By: /s/ Jacques Tortoroli
                                        ----------------------------------------
                                        Jacques Tortoroli
                                        Chief Financial Officer

Dated:  January 9, 2002


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



                                  Exhibit Index

      99.1 Press Release dated January 8, 2002 ("Scient Announces Management Changes; Mucchetti Elected Vice-Chairman of the Board").


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